UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

FINANCIAL STRATEGIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41133	85-1792560
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2626 Cole Avenue, Suite 300

Dallas, Texas

75204

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 560-4815

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one redeemable Warrant, and one Right	FXCOU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FXCO	The Nasdaq Stock Market LLC

Warrants to acquire one share of Class A Common Stock	FXCOW	The Nasdaq Stock Market LLC

Rights to acquire one-tenth of one share of Class A Common Stock	FXCOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K filed on December 15, 2021, Financial Strategies Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,005,000 units (the “Public Units”), which included the exercise in full of the underwriters’ option to purchase an additional 1,305,000 Public Units to cover over-allotments, on December 14, 2021. Each Public Unit consists of one share of Class A common stock of the Company, $0.0001 par value per share (the “Common Stock”), one redeemable warrant (the “Public Warrant”), with each Public Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment, and one right (the “Public Right”), with each Public Right entitling the holder thereof to receive one-tenth (1/10) of one share of Common Stock upon the consummation by the Company of an initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $105,000,000 (before underwriting discounts and commissions and offering expenses).

As also previously disclosed, simultaneously with the consummation of the IPO and the issuance and sale of the Public Units, the Company completed the private sale of 504,950 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit to certain private investors, generating gross proceeds of $5,049,500 (such sale, the “Private Placement”). Each Private Placement Unit consists of one share of Common Stock (the “Private Placement Share”), one redeemable warrant (the “Private Placement Warrant”) to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment, and one right (the “Private Placement Right”) to receive one-tenth (1/10) of one share of Common Stock upon the consummation by the Company of an initial business combination.

The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, $101,050,500 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet as of December 14, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. In addition, as previously disclosed, in connection with the IPO, the Company entered into a warrant agreement, dated December 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, which was previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on December 15, 2021 and is being refiled as Exhibit 4.1 to this Current Report on Form 8-K to correct a typographical error.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Warrant Agreement, dated December 9, 2021, between the Company and Continental, as warrant agent.
99.1	Balance Sheet dated December 14, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2021

FINANCIAL STRATEGIES ACQUISITION CORP.

By:	/s/ Jamie Khurshid
Name:	Jamie Khurshid
Title:	Chief Executive Officer